                                                                   EXHIBIT 10.10




                                EQUIFAX PS, INC.
                           DEFERRED COMPENSATION PLAN
                        Effective as of June  ___, 2001

                  EQUIFAX PS, INC. DEFERRED COMPENSATION PLAN
                         Effective as of June__, 2001

                              TABLE OF CONTENTS
                              -----------------

Article I.    Establishment and Purpose............  1
1.1           Establishment of Plan................  1
1.2           Purpose of Plan......................  1
1.3           Applicability of Plan................  1

Article II.   Definitions..........................  1
2.1           "Account"............................  1
2.2           "Affiliate"..........................  1
2.3           "Beneficiary"........................  2
2.4           "Board"..............................  2
2.5           "Code"...............................  2
2.6           "Committee"..........................  2
2.7           "Company"............................  2
2.8           "Director Fees"......................  2
2.9           "Distribution Date"..................  2
2.10          "Employee"...........................  2
2.11          "Employer"...........................  2
2.12          "Entry Date".........................  2
2.13          "Equifax Plan".......................  2
2.14          "Financial Hardship".................  2
2.15          "Investment Fund"....................  3
2.16          "Non-Employee Director"..............  3
2.17          "Participant"........................  3
2.18          "Plan"...............................  3
2.19          "Plan Year"..........................  3
2.20          "Termination of Service".............  3
2.21          "Transferred Benefits"...............  3
2.22          "Valuation Date".....................  3

Article III.  Eligibility and Participation........  3
3.1           Eligibility..........................  3
3.2           Participation........................  4

Article IV.   Contributions........................  4
4.1           Deferrals............................  4

Article V.    Participants' Accounts...............  5

                  EQUIFAX PS, INC. DEFERRED COMPENSATION PLAN
                         Effective as of June__, 2001

                              TABLE OF CONTENTS
                              -----------------
                                  (Continued)


5.1           Investment of Accounts...............  5
5.2           Valuation of Accounts................  6
5.3           Financing............................  6
5.4           Unsecured Interest...................  6
5.5           Nontransferability...................  6

Article VI.   Payment of Accounts..................  7
6.1           Payments to Participant..............  7
6.2           Distribution Elections...............  7
6.3           Payments to Beneficiary..............  9

Article VII.  Administration.......................  9
7.1           Administration.......................  9
7.2           Appeals from Denial of Claims........ 10
7.3           Tax Withholding...................... 11
7.4           Expenses............................. 11

Article VIII. Adoption of the Plan by Affiliate.... 11
8.1           Adoption of the Plan by Affiliate.... 11
8.2           Amendment and Termination............ 11

Article IX.   Miscellaneous Provisions............. 11
9.1           No Contract of Employment............ 11
9.2           Severability......................... 11
9.3           Applicable Law....................... 11

                                EQUIFAX PS, INC.
                           DEFERRED COMPENSATION PLAN

                         Effective as of June __, 2001


                     Article I. Establishment and Purpose
                                -------------------------

         1.1 Establishment of Plan. Equifax PS, Inc. (the "Company") does
             ---------------------
hereby adopt the Equifax Deferred Compensation Plan (the "Plan") effective as of the date it was approved by the Company's Board of Directors, June __, 2001.

          The Plan is an unfunded plan of deferred compensation for a select group of management or highly compensated employees. The Plan, therefore, is intended to be exempt from the participation, vesting, funding, and fiduciary requirements of Title I of the Employee Retirement Income Security Act of 1974.

         1.2 Purpose of Plan. The purpose of the Plan is to provide Non-Employee
             ---------------
Directors with an effective means of deferring all or a portion of retainer fees and meeting fees they are entitled to receive, and to provide certain Employees a means of continued deferral of certain Transferred Benefits from the Equifax Inc. Deferred Compensation Plan.

         1.3 Applicability of Plan. The provisions of this Plan are applicable
             ---------------------
only to

         (a) Employees who have Transferred Benefits; and

         (b) individuals who are serving as Non-Employee Directors of the Company.

                            Article II. Definitions
                                        -----------

Whenever used in this Plan, the following terms shall have the meanings set forth below unless otherwise expressly provided. When the defined meaning is intended, the term is capitalized. The definition of any term in the singular shall also include the plural, whichever is appropriate in the context.

         2.1 "Account" means the bookkeeping account maintained for each
              -------
Participant that represents the Participant's total interest under the Plan as of any Valuation Date. An Account shall consist of the sum of the Participant's Transferred Benefits or the deferrals of Director Fees credited pursuant to section 4.1, plus any gains and losses credited on these amounts. A Participant shall have a fully vested and nonforfeitable interest at all times in his or her Account.

         2.2 "Affiliate"  means any corporation, association, joint venture,
              ---------
proprietorship, or partnership while it is connected with the Company through stock ownership, common control, membership in an affiliated service group, or otherwise within the meaning of Code section 414(b), (c), (m), or (o).

         2.3  "Beneficiary" means the person or persons designated by the
               -----------
Participant to receive any benefits payable on behalf of the Participant after his or her death. Each Participant shall designate his or her Beneficiary (or change this designation) at a time and in a manner specified by the Committee. If no person is designated as a Beneficiary, if a designation is revoked, or if no designated Beneficiary survives the Participant, the Beneficiary shall be the Participant's estate.

         2.4  "Board"  means the Board of Directors of the Company.
               -----

         2.5  "Code" means the Internal Revenue Code of 1986, as amended, or as
               ----
it may be amended from time to time.

         2.6  "Committee" means the committee appointed by the Board to
               ---------
administer the Plan.

         2.7  "Company"  means Equifax PS, Inc. or any successor thereto.
               -------

         2.8  "Director Fees" mean the annual retainer and any meeting fees paid
               -------------
by the Company to a Non-Employee Director for duties performed as a member of the Board.

         2.9  "Distribution Date" means the date of the distribution of the
               -----------------
Company's common stock by Equifax Inc. to the shareholders of Equifax Inc.

         2.10 "Employee"  means any person who is employed by an Employer.
               --------

         2.11 "Employer" means the Company and any Affiliate that elects to
               --------
become a party to the Plan with the approval of the Company.

         2.12 "Entry Date"  means January 1, April 1, July 1, or October 1.
               ----------

         2.13 "Equifax Plan" means the Equifax Inc. Deferred Compensation Plan,
               ------------
from which certain Participants received Transferred Benefits.

         2.14 "Financial Hardship" means a severe financial hardship resulting
               ------------------
from a sudden and unexpected illness or accident of the Participant or one of his or her dependents, loss of the Participant's property due to casualty, or other similar unforeseeable circumstance arising from events that are beyond the control of the Participant. The existence of a Financial Hardship shall be determined by the Committee in a manner consistent with Treasury regulations and rulings of the Internal Revenue Service. The Committee's decision with respect to the existence of a Financial Hardship shall be final and binding.

         2.15 "Investment Fund" means any fund designated by the Committee as an
               ---------------
investment medium for the deemed investment of a Participant's Account. There shall be--

         (a) a Prime Rate Fund, which shall have earnings based on the prime lending rate (determined as of the first day of each month) as reported in the Wall Street Journal; and

         (b) an Equifax PS, Inc. Common Stock Fund. The Committee shall have the discretion to establish and terminate Investment Funds as it may deem appropriate.

         2.16 "Non-Employee Director" means a member of the Board who is not an
               ---------------------
Employee of the Company.

         2.17 "Participant" means an individual who has met and continues to
               -----------
meet the eligibility requirements described in section 3.1.

         2.18 "Plan" means this Equifax PS, Inc. Deferred Compensation Plan, as
               ----
it may be amended from time to time.

         2.19 "Plan Year" means the calendar year; provided, however, there
               ---------
shall be a short first plan year corresponding to the short fiscal year of the Company ending December 31, 2001.

         2.20 "Termination of Service"  means--
               ----------------------

         (a) for an Employee, a separation from employment with the Company and its Affiliates; and

         (b) for a Non-Employee Director, the date on which such individual ceases to be a member of the Board.

         2.21 "Transferred Benefits" means the amount transferred to this Plan
               --------------------
from the Equifax Plan as provided in Section 3.1.

         2.22 "Valuation Date" means the last business day of each Plan Year and
               --------------
any other date that the Committee selects in its sole discretion for the revaluation and adjustment of Accounts.

                  Article III. Eligibility and Participation.
                               -----------------------------

         3.1 Eligibility. An individual shall be eligible to participate in this Plan if he or she--

         (a) is a Non-Employee Director; or

         (b) is an Employee who is a member of a select group of management or highly compensated Employees, who as of the Distribution Date, has an account balance in the Equifax Plan and consents in writing to the substitution of Equifax PS, Inc. for Equifax Inc. as the obligor with respect to the liabilities under the Equifax Plan. The amount credited to the Participant's account under the Equifax Plan immediately prior to the Distribution Date shall be transferred to and constitute the beginning balance of the Participant's account in this Plan (the "Transferred Benefits").

         3.2 Participation.
             -------------

         (a) Commencement of Participation.

             (1) Non-Employee Directors. A Non-Employee Director shall be
                 ----------------------
             eligible to become a Participant as of the earlier of--

                  (A) the day after the Distribution Date; or

                  (B) the Entry Date next following the date on which he or she first becomes a Non-Employee Director.

              (2) Employees. An Employee with Transferred Benefits shall become
                  ---------
              a Participant in this Plan as of the day after the Distribution Date.

         (b) Duration of Participation. A Participant shall continue to be an
             -------------------------
         active Participant until he or she ceases to meet the eligibility requirements under section 3.1 or revokes a deferral election under section 4.1(b). Thereafter, he or she shall be an inactive Participant and shall retain all the rights described under this Plan.

                           Article IV. Contributions
                                       -------------

         4.1 Deferrals.
             ----------

         (a) Election of Deferral.

             (1)  General Rule. Prior to the first day of each Plan Year, a Non-
                  ------------
             Employee Director may elect, by executing a Deferral Election Form in accordance with the procedures prescribed by the Committee, to defer up to 100 percent (in 1 percent increments or a specified dollar amount) of the Director Fees that would otherwise be payable to the Non-Employee Director for the Plan Year. In accordance with procedures established by the Committee, a Non-Employee Director may make separate deferral elections under with respect to retainer fees and meeting fees.

             (2)  New Participants. In the case of a deferral election which
                  ----------------
             becomes effective on a date other than the first day of a Plan Year, the election shall relate only to Director Fees which have not yet been earned as of the Participant's Entry Date; or

             (3) Allocation to Accounts. Each deferral of Director Fees under this section 4.1 shall be credited to the Participant's Account as of the date when the amount deferred would have been paid to the Participant.

         (b) Revocation of Election. After the beginning of a Plan Year, a
             ----------------------
         Participant may not increase, decrease, or revoke the amount of Director Fees deferred for that Plan Year.

         (c) Default Elections. If an individual participates under the Plan for
             -----------------
         a given Plan Year, but does not file a timely election form for the next Plan Year, such individual shall be deemed to elect for the next Plan Year the same deferrals of Director Fees elected for the prior Plan Year.

                       Article V. Participants' Accounts
                                  ----------------------

         5.1 Investment of Accounts.
             ----------------------

         (a) Investment of Deferrals. For each Plan Year, each Participant shall
             -----------------------
         elect in writing to deem to have the deferrals made on his or her behalf invested in any one or more of the Investment Funds in 10 percent increments. A Participant may change his or her deemed investment elections with respect to future deferrals as of any January
         1. The Participant shall make or change an election of Investment Funds by giving notice to the Committee at a time and in a manner specified by the Committee.

         (b) Transferred Benefits. Any portion of the Transferred Benefits that
             --------------------
         was invested in the Equifax Plan's prime rate fund immediately prior to the Distribution Date shall be initially invested in the Prime Rate Fund. The remaining value of the Transferred Benefits shall be initially invested in the Equifax PS, Inc. Common Stock Fund.

         (c) Investment Transfers.
             --------------------

             (1)  General Rule. Except as otherwise provided in paragraph (2)
                  ------------
             below, each Participant may elect as of any January 1 to have the amounts that are deemed invested in any one or more of the Investment Funds transferred to any one or more of the other Investment Funds in increments of 10 percent.

             (2)  Section 16 Participants. Each Participant who is subject to
                  -----------------------
             the reporting and short-swing profit recovery rules of section 16 of the Securities Exchange Act of 1934 may not transfer previously deferred amounts into or out of the Equifax PS, Inc. Common Stock Fund.

             (3) Election Procedures. A Participant shall make an election to
                 -------------------
             transfer among Investment Funds under this subsection (b) by giving notice to the Committee at a time and manner specified by the Committee.

         (d) Committee Discretion. Notwithstanding any provision in this section
             --------------------
         5.1 to the contrary, the Committee, in its sole and absolute discretion, may disregard the Participant's investment elections and deem the Participant's Account to be invested in any manner it chooses. If the Committee deems the Participant's Account to be invested in a manner other than that elected by the Participant under subsections (a) and (b), it shall notify the Participant in advance of its deemed investment selection. The Company shall incur no liability on account of its selection of deemed investments or on account of the performance of those investments.


         5.2 Valuation of Accounts.
             ---------------------

         (a) Allocation of Earnings and Losses. A Participant's Account shall be
             ---------------------------------
         adjusted as of each Valuation Date to reflect any gains or losses that would have been credited or debited to the Account if it had actually been invested in the manner described in section 5.1. Amounts paid from Accounts between these dates will be credited or charged for any investment gains or losses since the last Valuation Date.

         (b) Charges Against Account.  Any payments made to a Participant or
             -----------------------
         Beneficiary under Article VI shall be charged against the Participant's Account.

         5.3 Financing.  The benefits under this Plan shall be paid out of the
             ---------
general assets of the Employer, except to the extent they are paid from the assets of a grantor trust established by an Employer to pay these benefits. Whether to establish such a trust is a matter that is within the sole and absolute discretion of the Employer.

         5.4 Unsecured Interest.  No Participant shall have any interest
             ------------------
whatsoever in any specific asset of the Employer. To the extent that any person acquires a right to receive payments under this Plan, this right shall be no greater than the right of any unsecured general creditor of the Employer.

         5.5 Nontransferability.  In no event shall an Employer make any
             ------------------
payment under this Plan to any assignee or creditor of a Participant or Beneficiary. Prior to the time of payment hereunder, no Participant or Beneficiary shall have any right by way of anticipation or otherwise to assign or otherwise dispose of any interest under this Plan, nor shall rights be assigned or transferred by operation of law.

                        Article VI. Payment of Accounts
                                    -------------------

         6.1 Payments to Participant.
             -----------------------
         (a) Commencement of Payments.  Payment of a Participant's Account
             ------------------------
         shall begin within 90 days after the date determined under section 6.2(a).

         (b) Form of Payments.  All amounts payable to a Participant shall be
             ----------------
         distributed in cash in a single sum or in a series of installments, as provided under section 6.2(b).

         6.2 Distribution Elections.
             ----------------------

         (a) Time of Payment.

             (1)  General Rule.  Upon making the initial deferral election
                  ------------
             under section 4.1, the Participant shall also designate the date on which payments from his or her Account shall begin. A Participant may elect initially to have payments begin as of:

                  (A) a date specified by the Participant which must be at least one year after the end of the Plan Year for which the initial deferral is made; or section 4.1,

                  (B) the date of the Participant's Termination of Service.

             For Participants with Transferred Benefits, the initial election under this paragraph (1)(A) shall be the last election that was in effect under the Equifax Plan.

             (2)  Second Election.  If a Participant makes an initial election
                  ---------------
             under paragraph (1)(A), he or she may then elect, with respect to deferrals made after that date, to have payments begin as of:

                  (A) a date specified by the Participant which must be at least one year after the end of the Plan Year containing the date specified under paragraph (1)(A); or

                  (B) the date of the Participant's Termination of Service.

             (3)  Administrative Rules.  If a Participant specifies a date
                  --------------------
             other than Termination of Service for the distribution of his or her Account, but incurs a Termination of Service or dies before such date, payments shall begin as soon as practicable following such earlier Termination of Service or death.

             If a Participant specifies a distribution date which precedes his or her Termination of Service, the amount distributable shall equal the Account as of such specified date. Deferrals made under section 4.1 after such specified date or dates shall be payable upon the Participant's Termination of Service.

             (4)  Financial Hardship.  A Participant may withdraw all or part
                  ------------------
             of his or her Account before the distribution date specified in paragraph (1) or (2) above in the event of a Financial Hardship. A withdrawal under this paragraph (4) shall not exceed the amount necessary to satisfy the Financial Hardship. A Participant may request a hardship withdrawal in accordance with procedures established by the Committee.

             A Participant who is subject to the reporting and short-swing profit rules of section 16 of the Securities Exchange Act of 1934 may not make a withdrawal under this paragraph (4).

         (b) Form of Payment.
             ---------------

             (1)  General Rule.  At the time a Participant makes his or her
                  ------------
             initial deferral election under section 4.1, the Participant shall separately elect the manner in which his or her Account shall be paid--

                  (A) to the Participant, upon the date determined under subsection (a)(1); and

                  (B) to his or her Beneficiary, upon the Participant's death prior to the complete distribution of his or her Account.

             Additionally, a Participant who makes a second payment election under subsection (a)(2) shall be permitted to make a payment form election at the same time he or she makes the second election under subsection (a)(2).

             The Participant may choose to have the Account paid either in a lump sum (within 90 days of the distribution date determined under subsection (a)) or in a series of annual installments over a fixed number of years (not to exceed ten years).

             (2)  Limitation on Elections.  A Participant shall be permitted
                  -----------------------
             to elect a different payment form for amounts that are distributable as of different payment dates under subsection (a).

             (3)  Transferred Benefits.  A Participant who has Transferred
                  ---------------------
             Benefits will be deemed to have elected the form of payment that was elected by such Participant under the Equifax Plan, provided that such election will only be given effect if payments have not yet commenced and if the election was made in writing at least 12 months prior to the commencement of payment of the Transferred Benefits. In the event that the Participant has made more than one such election, the most recent election filed with the plan administrator but no more than 12 months prior to the date payments are to commence will control.

         (c) Discretion of Committee.  Notwithstanding a Participant's election
             -----------------------
         of the time or form of payment for his or her Account, the Committee may direct, in its sole and absolute discretion, that the Account shall be distributed in any time, and/or in any form, permitted under subsection (a) or (b).

         6.3 Payments to Beneficiary.
             -----------------------

         (a) Commencement of Payments.  If a Participant dies before his or
             ------------------------
         her Account has been completely distributed, the remaining balance shall be paid to the Participant's Beneficiary beginning within 90 days after the Participant's death.

         (b) Form of Payments.  Payments to the Beneficiary shall be made in a
             ----------------
         single sum or in a series of installments, as provided under section
         6.2.

         (c) Death of Participant and Beneficiary.  If the Participant and
             ------------------------------------
         Beneficiary both die before the Participant's Account has been completely distributed, these remaining benefits shall be paid as follows.

             (1) If the Beneficiary dies before the Participant, the balance of the Participant's Account shall be paid to the Participant's estate in a single sum.

             (2) If the Beneficiary dies after the Participant, the balance of the Account shall be paid to the Beneficiary's estate in a single sum.


                          Article VII. Administration
                                       --------------

         7.1 Administration.  The Plan shall be administered by the Committee.
             --------------
A majority of the members of the Committee at the time in office shall constitute a quorum for the transaction of business. All resolutions and other actions taken by the Committee at any meeting shall be by a majority vote of those present at the meeting. Upon the unanimous concurrence in writing of all Committee members, action of the Committee may be taken other than at a meeting.

The Committee shall have all powers necessary or appropriate to carry out the provisions of the Plan. It may, from time to time, establish rules for the administration of the Plan and the transaction of the Plan's business.

The Committee shall have the exclusive right to make any finding of fact necessary or appropriate for any purpose under the Plan including, but not limited to, the determination of eligibility for and amount of any benefit.

The Committee shall have the exclusive right to interpret the terms and provisions of the Plan and to determine any and all questions arising under the Plan or in connection with its administration, including, without limitation, the right to remedy or resolve possible ambiguities, inconsistencies, or omissions by general rule or particular decision, all in its sole and absolute discretion.

All findings of fact, determinations, interpretations, and decisions of the Committee shall be conclusive and binding upon all persons having or claiming to have any interest or right under the Plan and shall be given the maximum possible deference allowed by law.

         7.2 Appeals from Denial of Claims.  If any claim for benefits under the
             -----------------------------
Plan is wholly or partially denied, the claimant shall be given notice in writing of the denial. This notice shall be in writing, within a reasonable period of time after receipt of the claim by the Committee. This period shall not exceed 90 days after receipt of the claim, except that if special circumstances require an extension of time, written notice of the extension shall be furnished to the claimant, and an additional 90 days will be considered reasonable.

This notice shall be written in a manner calculated to be understood by the claimant and shall set forth the following information:

         (a) the specific reasons for the denial;
         (b) specific reference to the Plan provisions on which the denial is based;
         (c) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why this material or information is necessary;
         (d) an explanation that a full and fair review by the Committee of the decision denying the claim may be requested by the claimant or an authorized representative by filing with the Committee, within 60 days after the notice has been received, a written request for the review; and
         (e) if this request is so filed, an explanation that the claimant or an authorized representative may review pertinent documents and submit issues and comments in writing within the same 60-day period specified in subsection (d).

The decision of the Committee upon review shall be made promptly, and not later than 60 days after the Committee's receipt of the request for review, unless special circumstances require extension of time for processing. In this case the claimant shall be so notified, and a decision shall be rendered as soon as possible, but not later than 120 days after receipt of the request for review. If the claim is denied, wholly or in part, the claimant shall be given a copy of the decision promptly. The decision shall be in writing, shall include specific reasons for the denial, shall include specific references to the pertinent Plan provisions on which the denial is based, and shall be written in a manner calculated to be understood by the claimant.

         7.3 Tax Withholding.  The Employer may withhold from any payment under
             ---------------
this Plan any federal, state, or local taxes required by law to be withheld with respect to the payment and any sum the Employer may reasonably estimate as necessary to cover any taxes for which they may be liable and that may be assessed with regard to the payment.

         7.4 Expenses.  All expenses incurred in the administration of the Plan
             --------
shall be paid by the Employer.


               Article VIII. Adoption of the Plan by Affiliate;
                             ----------------------------------

         8.1 Adoption of the Plan by Affiliate.  An Affiliate may adopt the
             ---------------------------------
Plan by appropriate action of its board of directors or authorized officers or representatives, subject to the approval of the Board.

         8.2 Amendment and Termination.  The Company hereby reserves the right
             -------------------------
to amend, modify, or terminate the Plan at any time, and for any reason, by action of the Board. However, no amendment or termination shall adversely affect benefits accrued prior to the date of the amendment or termination.


                     Article IX. Miscellaneous Provisions
                                 ------------------------

         9.1 No Contract of Employment.  Nothing contained in the Plan shall be
             -------------------------
construed to give any Participant the right to be retained in the service of an Employer or to interfere with the right of an Employer to discharge a Participant at any time.

         9.2 Severability.  If any provision of this Plan shall be held
             ------------
illegal or invalid, the illegality or invalidity shall not affect its remaining parts. The Plan shall be construed and enforced as if it did not contain the illegal or invalid provision.

         9.3 Applicable Law.  Except to the extent preempted by applicable
             --------------
federal law, this Plan shall be governed by and construed in accordance with the laws of the state of Georgia.

                              * * * * * * * * * *

     IN WITNESS WHEREOF, EQUIFAX PS, INC. has caused this instrument to be executed by its duly authorized officer, effective as of the date specified above.

EQUIFAX PS, INC.


By:  __________________________

Title:  _______________________


ATTEST:


By:  ________________________

Title:  _____________________